Exhibit 99.7

PRUDENTIAL FINANCIAL, INC.

Schedule III

Supplementary Insurance Information

As of and for the Year Ended December 31, 2006 (in millions)

Segment	Deferred Policy Acquisition Costs	Future Policy Benefits, Losses, Claims, Expenses	Unearned Premium	Other Policy Claims and Benefits Payable	Premiums, Policy Charges and Fee Income	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Amortization of DAC(1)	Other Operating Expenses
Individual Life	$3,550	$2,293	$—	$6,171	$1,349	$548	$1,066	$2	$604
Individual Annuities	1,613	949	—	8,767	1,065	618	583	183	722
Group Insurance	284	4,504	159	5,755	3,863	621	3,703	2	623

Insurance Division	5,447	7,746	159	20,693	6,277	1,787	5,352	187	1,949

Asset Management	—	—	—	—	—	213	—	27	1,430
Financial Advisory	—	—	—	—	—	20	—	—	287
Retirement	176	14,493	24	40,616	474	3,425	2,921	18	887

Investment Division	176	14,493	24	40,616	474	3,658	2,921	45	2,604

International Insurance	4,397	33,277	56	16,193	6,237	1,394	4,965	467	920
International Investments	—	—	—	—	—	31	—	—	447

International Insurance and Investments Division	4,397	33,277	56	16,193	6,237	1,425	4,965	467	1,367

Corporate and Other	(166)	484	6	(1,886)	(26)	801	(40)	(43)	691

Total Financial Services Businesses	9,854	56,000	245	75,616	12,962	7,671	13,198	656	6,611

Closed Block Business	1,009	50,706	—	9,018	3,599	3,680	6,624	90	695

Total	$10,863	$106,706	$245	$84,634	$16,561	$11,351	$19,822	$746	$7,306

(1)	As discussed in Note 2 to the Consolidated Financial Statements, the Company amortizes deferred policy acquisition costs (“DAC”) related to traditional participating life insurance in proportion to gross margins based on historical and anticipated future experience, and for interest-sensitive and variable life products and fixed and variable annuity products in proportion to gross profits based upon historical and future experience. Amortization of DAC for the year ended December 31, 2006 includes a decrease of $378 million within the Individual Life segment related to updates of assumptions used in estimating future gross profits.

PRUDENTIAL FINANCIAL, INC.

Schedule III

Supplementary Insurance Information

As of and for the Year Ended December 31, 2005 (in millions)

Segment	Deferred Policy Acquisition Costs	Future Policy Benefits, Losses, Claims, Expenses	Unearned Premium	Other Policy Claims and Benefits Payable	Premiums, Policy Charges and Fee Income	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Amortization of DAC	Other Operating Expenses
Individual Life	$3,187	$1,920	$—	$5,700	$1,486	$496	$808	$369	$587
Individual Annuities	1,256	898	—	8,496	769	615	503	173	531
Group Insurance	170	4,101	209	5,184	3,561	591	3,417	3	558

Insurance Division	4,613	6,919	209	19,380	5,816	1,702	4,728	545	1,676

Asset Management	—	—	—	—	—	105	—	33	1,199
Financial Advisory	—	—	—	—	—	6	—	—	454
Retirement	119	13,339	—	37,901	508	3,040	2,549	24	824

Investment Division	119	13,339	—	37,901	508	3,151	2,549	57	2,477

International Insurance	3,761	30,580	53	14,567	6,363	1,299	5,347	391	899
International Investments	—	—	—	—	—	25	—	—	381

International Insurance and Investments Division	3,761	30,580	53	14,567	6,363	1,324	5,347	391	1,280

Corporate and Other	(136)	631	28	(1,061)	(30)	697	25	(79)	533

Total Financial Services Businesses	8,357	51,469	290	70,787	12,657	6,874	12,649	914	5,966

Closed Block Business	1,081	50,113	—	9,285	3,619	3,721	6,783	99	662

Total	$9,438	$101,582	$290	$80,072	$16,276	$10,595	$19,432	$1,013	$6,628

PRUDENTIAL FINANCIAL, INC.

Schedule III

Supplementary Insurance Information

As of and for the Year Ended December 31, 2004 (in millions)

Segment	Deferred Policy Acquisition Costs	Future Policy Benefits, Losses, Claims, Expenses	Unearned Premium	Other Policy Claims and Benefits Payable	Premiums, Policy Charges and Fee Income	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Amortization of DAC	Other Operating Expenses
Individual Life	$3,151	$1,766	$—	$5,291	$1,361	$420	$774	$274	$635
Individual Annuities	907	932	—	8,883	656	586	554	127	461
Group Insurance	111	3,684	154	4,823	3,292	559	3,140	4	574

Insurance Division	4,169	6,382	154	18,997	5,309	1,565	4,468	405	1,670

Asset Management	—	—	—	—	—	87	—	43	1,155
Financial Advisory	—	—	—	—	—	—	—	—	283
Retirement	73	13,571	—	36,490	248	2,600	2,178	10	657

Investment Division	73	13,571	—	36,490	248	2,687	2,178	53	2,095

International Insurance	3,520	32,965	61	16,590	5,543	919	4,408	365	787
International Investments	—	—	—	—	—	14	—	—	369

International Insurance and Investments Division	3,520	32,965	61	16,590	5,543	933	4,408	365	1,156

Corporate and Other	(138)	652	37	(498)	(13)	588	92	(55)	396

Total Financial Services Businesses	7,624	53,570	252	71,579	11,087	5,773	11,146	768	5,317

Closed Block Business	1,223	49,511	—	9,775	3,776	3,681	6,557	105	654

Total	$8,847	$103,081	$252	$81,354	$14,863	$9,454	$17,703	$873	$5,971

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